                                                        Exhibit 11



  ------------- --------------------- -------- ------------
  Branch        Account No.           FA       Doc. ID

    0| E | 0     3| 2| 9| 0|5 |5       A|4        TP
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Trading Authorization



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     This  document  authorizes  the  appointed  agent to solely  enter  trading instructions on behalf of the client.

I, Dr. Pejman Salimpour, of 151 N. Tigertail Road, LA CA 90049,
           (Client's Name)            (Client's Address)


do hereby name and appoint Mr. Ben Nazarian, whose address is
                                                        (Agent)


2000 Pasadena, LA CA 90031 to be my true and lawful attorney and (Agent's Address)


to conduct in my name, place and stead my 0E0-329055   with
                                                              (Account Number)


     Prudential Securities Incorporated of New York, NY (hereinafter referred to as PSI), as PSI now is or at any time hereafter may be constituted and at any of PSI's offices, to give and place any and all orders including, but not exclusively, orders to purchase, sell (including short sales), exchange, trade in stocks, bonds, open or closed end investment company shares and any other securities such as options, warrants, rights, privileges, puts and calls and/or commodities or contracts for the future delivery of any such commodities or any options on such commodities or futures contracts on margin or otherwise, I authorize my attorney to give to PSI any instructions that he may in his discretion deem appropriate for my account number with PSI. I authorize my attorney to receive, accept and/or waive any notice and/or demand that PSI may give or issue with reference to or by reason of the conduct of the account and I authorize my attorney to do and perform any act necessary in regards to the account that I could do personally, and I hereby confirm any and all orders, instructions or acts of my attorney whenever given or executed and complied with or relied upon by PSI.

     I instruct, authorize and acknowledge to PSI that all notices, confirmations, statements and/or demands made by PSI referring to account ____________ may be mailed, delivered or served to or upon my attorney with the same force and effect as though it had been delivered personally to me, and confirmations and statements may be approved, or executed in writing or in any other manner, by my attorney with the same force and effect as if I had personally approved or executed it.

     I hereby fully authorize PSI to act and rely upon the authority and power which I have given to my attorney. I acknowledge and confirm that my attorney is solely my agent and that all acts and instructions given by him are solely on my behalf, for my account, and are my responsibility.

     I specifically acknowledge that nothing contained in this authorization is intended to or shall require PSI to act on any instructions of my attorney in any instance in which PSI for any reason desires not to act on those instructions.

     This power of attorney is durable and shall not be affected by subsequent disability or incapacity.

     The authority I have granted in this power of attorney shall be fully effective even if the account is closed and opened from time to time, until PSI actually receives written notice of revocation of this power of attorney signed by me. All orders executed and any acts done by PSI in good faith after my death or after an attempted revocation of this power of attorney without actual written receipt of a notice of revocation or of actual notice of my death shall be and remain binding upon myself and my legal representatives, successors and assigns.


   /S/ Pejman Salimpour                                            7-19-96
Client Signature                                                   Dated
Dr. Pejman Salimpour




Client Signature (If Joint Account)                           Dated




We require two signed copies: Please return the White and Canary copies to the branch serving your account. Please retain the Pink copy for your records.





Prudential Securities Incorporated, One Seaport Plaza,
New York, NY 10292                                 Prudential Securities [Logo]